SHAREHOLDERS' EQUITY	6 Months Ended
Jun. 30, 2021
SHAREHOLDERS' EQUITY
SHAREHOLDERS' EQUITY

NOTE 10:-   SHAREHOLDERS’ EQUITY

a.	Treasury stock:

During the year ended December 31, 2014, the Company’s Board of Directors approved a program to repurchase up to $3,000 of its ordinary shares (the “Share Repurchase Program”), which is the amount that the Company could repurchase according to Israeli law without further approval from an Israeli court. During the seven years ended December 31, 2020, the Company received Israeli court approvals to purchase up to an additional $176,000 of its ordinary shares. The most recent court approvals also permitted the Company to declare a dividend of any part of the related permitted amount during the approved validity period. In addition, in January 2021, the Company received Israeli court approval to repurchase up to an aggregate amount of $30 million of additional ordinary shares. The court approval also permits the Company to declare a dividend of any part of this amount. The approval was valid through July 19, 2021.

As of June 30, 2021, pursuant to the Company’s Share Repurchase Program, the Company had repurchased a total of 30,058,158 of its ordinary shares at a total cost of which 586,544 shares were repurchased during the six month ended June 30, 2021 for aggregate consideration of $17,351 (unaudited). See also Note 11a.

b.	Cash Dividend:

On February 4, 2021, the Company declared a cash dividend of $0.16 per share. The dividend, in the aggregate amount of approximately $5.3 million, was paid on March 4, 2021 to all of the Company’s shareholders of record on February 18, 2021. See also Note 11b.

c.	Issuance of ordinary shares:

On June 8, 2020, the Company sold in a public offering 2,600,000 of its ordinary shares, at a price of $35 per share. The Company’s net proceeds from this offering were $85,426, after deducting underwriters’ discounts and commissions and other offering expenses.